Semiannual Report

June 30, 2002

--------------------------------------------------------------------------------
T. Rowe Price
Institutional Large-Cap
Value Fund


T.Rowe Price
Invest with Condifence (registered trademark)



Dear Investor

The last six months have been a time of great tumult. In a market shaped by two opposing forces, fear and greed, the forces of fear won out during the first half of the year-largely as a result of concerns about accounting scandals and other corporate malfeasance. Unless the markets stage a dramatic rally over the second half, we are headed for a third straight year of losses for the S&P 500. The last time that happened was 1939 through 1941.

During the past six months, we have lived in a market environment dominated by accounting scandals and fraud, market rumors, and vague innuendo that have tarnished good and bad companies alike. Investor confidence in the equity markets has been badly shaken. Scandals at WorldCom, Enron, ImClone, and Arthur Anderson have been front-page topics not only for business publications but also for mainline newspapers. The euphoria of the late 1990s has been transformed into a deep skepticism of the whole U.S. financial system. We questioned the unbridled enthusiasm that investors had for untested stocks during the technology boom of the late 1990s, much as we question the excessive pessimism that prevails today.


Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 6/30/02                             6 Months            12 Months
--------------------------------------------------------------------------------
Institutional Large-Cap
Value Fund                                          -5.68%               -7.90%

S&P 500 Stock Index                                -13.16               -17.99

Lipper Large-Cap Value
Funds Index                                         -9.11               -13.75


The fund was able to deliver positive returns from its inception on March 31, 2000, through the end of 2001 in the face of a broader market decline. However, the current year so far has not been as favorable to fund performance, which was down 5.68% for the six months ended June 30. Our negative return, however, compares favorably with the 13.16% decline in the broader market as measured by the S&P 500 and the -9.11% return posted by the benchmark Lipper Large-Cap Value Funds Index, which measures the performance of similarly managed funds. (We replaced the Lipper average with the Lipper index to conform to other T. Rowe Price funds; for the six months ended June 30, the Lipper Large-Cap Value Funds Average returned -9.21%.) During the first half of 2002, value stocks continued to outperform growth stocks. The continued weakness in the technology and telecom sectors have disproportionately affected growth portfolios, whereas value portfolios have benefited from greater exposure to relatively defensive sectors of the market such as energy, industrials, and basic materials.


PORTFOLIO REVIEW


Industry Diversification
                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                  12/31/01              6/30/02
--------------------------------------------------------------------------------
Consumer Discretionary                                12.9%                12.9%

Consumer Staples                                       7.4                  5.7

Energy                                                 8.6                 10.1

Financials                                            29.6                 30.5

Health Care                                            6.4                  5.6

Industrials and
Business Services                                     12.2                 11.5

Information Technology                                 5.7                  4.9

Materials                                              3.1                  3.9

Telecommunication Services                             8.1                  8.1

Utilities                                              4.9                  5.5

Reserves                                               1.1                  1.3


Our strategy is to invest in undervalued larger-capitalization companies. We consider companies undervalued in terms of their price/earnings, price/cash flow, price/sales, price/asset value or replacement value ratios, and other relevant measures. Many of our investments are contrarian in the sense that we invest in companies that have been out of favor with investors for one reason or another. As a result, the companies' share prices have fallen to levels that do not adequately reflect the company's underlying value, in our view.

As always, we employ little macroeconomic or top-down overlay to our investment decisions, but rather look to invest in solid companies at below-average levels of valuation. We do not make many market-timing decisions and normally maintain a fully invested position. Our sector weightings are broadly consistent with the sector weightings in the Russell 1000 Value Index. Consequently, our primary focus is on generating performance through superior stock selection.

As the market sell-off has continued, we have been afforded the opportunity to buy many stocks selling at substantially lower levels than over the past few years. As the Major Portfolio Changes table following this letter shows, we made significant investments in several companies during the first half of the year. There is always the risk of cheap stocks becoming cheaper, and this was the case with several holdings in the pharmaceutical sector where we made major investments in Merck and Bristol-Myers Squibb, which were well off their highs, only to see them fall further in ensuing months. We also took sizable positions in AOL Time Warner, Verizon Communications, J.P. Morgan Chase, and KeyCorp, other stocks that had fallen sharply during the past few years. We eliminated or trimmed Procter & Gamble, Clorox, Wachovia, Hartford Financial Services Group, and Fortune Brands, most of which had been strong performers over the past year or more. Our general strategy is to use the proceeds from stocks that have done well and are no longer attractively valued to fund investments in new opportunities as they occur.

Several positions worked out well during the period, but they were unfortunately not enough to offset the losers in the portfolio. Aerospace and consumer companies Lockheed Martin, Rockwell Collins, and Procter & Gamble were among the winners. Unfortunately, many of our telecommunications and technology stocks were particularly disappointing as we attempted to buy controversial stocks with the expectation of benefiting from a turnaround in investor perceptions. We had a small position in WorldCom (0.01% of net assets at the end of June), which impaired results in the wake of the accounting fraud scandal. Results also suffered from your fund's investments in Qwest Communications International and Verizon Communications.

The most important lesson learned from these situations is to be careful about "trying to catch a falling knife"; buying sharply declining stocks even after they are already down significantly can still be risky. Never has this been truer than in the last six months. A second lesson is that well-conceived, fraudulent accounting is difficult to uncover until it is too late. Our diligent research efforts have helped us avert disasters in the past, and they were sufficient to hold damage to a minimum this time round, but unpleasant situations can occasionally take us by surprise. Our hope is that in the future, the current climate of scrutiny and intensified oversight will help prevent situations of this nature from occurring.


OUTLOOK

The deep concerns over corporate integrity, accounting legitimacy, and investor confidence are probably close to reaching a peak in intensity. The fixation of newspapers, popular magazines, television shows, and politicians on these issues suggests that most of the problems have likely been uncovered and most of the damage has already been done. No doubt, there will be some welcome and necessary regulatory reforms, and the prospect of the most egregious criminals serving prison time will help restore confidence in the system. Investors will eventually realize that, despite their shortfalls, the nation's legislative, regulatory, and judicial systems do work, and our financial infrastructure is fundamentally sound.

Our sense is that the economy is on the mend and that corporate earnings performance should improve. The Fed's strategy of significantly cutting interest rates last year appears to be working, and consumer demand remains strong. While the magnitude of assets in money market funds is remarkably high, particularly considering the low level of short-term rates, a good portion of this money will flow back into the equity market at some point, as it has in the past in the wake of financial crises. After more than two years of a severe market decline, we cannot help but feel increasingly optimistic about the potential of the stock market over the rest of the year. We are still somewhat concerned about the levels of many stock valuations, which could constrain the broad market's upside potential, but at the same time we feel that the severe market decline has created many attractive opportunities for the patient investor.

As always, we appreciate your continued confidence and support.

Respectfully submitted,

Brian C. Rogers
President and chairman of the fund's Investment Advisory Committee

July 15, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



Portfolio Highlights


Twenty-Five Largest Holdings

                                                           Percent of
                                                           Net Assets
                                                              6/30/02
--------------------------------------------------------------------------------
Exxon Mobil                                                       4.5%
Citigroup                                                         3.3
Verizon Communications                                            3.3
Bank of America                                                   2.9
American Express                                                  2.2
AT&T                                                              2.2
ChevronTexaco                                                     2.1
Disney                                                            2.1
Merck                                                             2.0
J.P. Morgan Chase                                                 1.9
Merrill Lynch                                                     1.9
FleetBoston Financial                                             1.9
Honeywell International                                           1.9
Bank One                                                          1.8
U.S. Bancorp                                                      1.7
McDonald's                                                        1.6
Bristol-Myers Squibb                                              1.6
Constellation Energy Group                                        1.5
BellSouth                                                         1.5
AOL Time Warner                                                   1.5
Hewlett-Packard                                                   1.5
Franklin Resources                                                1.5
Cooper Industries                                                 1.5
Duke Energy                                                       1.4
3M                                                                1.4
Total                                                            50.7%
--------------------------------------------------------------------------------
Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund



Major Portfolio Changes
Listed in descending order of size
6 Months Ended 6/30/02


Ten Largest Purchases
--------------------------------------------------------------------------------
J.P. Morgan Chase
KeyCorp*
AT&T
Verizon Communications
AOL Time Warner
American International Group*
Tyco International*
Exxon Mobil
Bristol-Myers Squibb
Qwest Communications International
--------------------------------------------------------------------------------



Ten Largest Sales
--------------------------------------------------------------------------------
Wachovia**
Procter & Gamble
Fannie Mae
Hartford Financial Services Group**
Fortune Brands
Clorox
Rogers Communications**
Lockheed Martin
Citigroup
Philip Morris
--------------------------------------------------------------------------------
 * Position added
** Position eliminated



T. Rowe Price Institutional Large-Cap Value Fund
June 30, 2002 (Unaudited)


Performance Comparison
--------------------------------------------------------------------------------
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.



Institutional Large-Cap Value Fund

As of 6/30/02


                  S&P 500      Lipper              Institutional
                  Stock        Large-Cap Value     Large-Cap
                  Index        Funds Index         Value Fund

3/31/00           10000        10000               10000
6/30/00           9734         9787                9900
6/30/01           8290         9809                12362
6/30/02           6799         8460                11385



Average Annual Compound Total Return
--------------------------------------------------------------------------------
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Institutional Large-Cap Value Fund
Periods Ended 6/30/02

                                 Since        Inception
                  1 Year     Inception             Date
                  -------------------------------------
                  -7.90           5.94          3/31/00

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



Financial Highlights
T. Rowe Price Institutional Large-Cap Value Fund
(Unaudited)

                  For a share outstanding throughout each period


                                 6 Months             Year            3/31/00
                                    Ended            Ended            Through
                                  6/30/02         12/31/01           12/31/00

NET ASSET VALUE

Beginning of period              $  10.39         $  11.34           $  10.00

Investment activities

  Net investment
  income (loss)                      0.07*            0.16*              0.13*

  Net realized
  and unrealized
  gain (loss)                       (0.66)            0.32               1.42

  Total from
  investment
  activities                        (0.59)            0.48               1.55


Distributions

  Net investment income                --            (0.16)             (0.13)

  Net realized gain                    --            (1.27)             (0.08)

  Total distributions                  --            (1.43)             (0.21)


NET ASSET VALUE

End of period                    $   9.80         $  10.39           $  11.34
                                 -----------------------------------------------

Ratios/Supplemental Data

Total return^                     (5.68)%*           4.44%*            15.57%*

Ratio of total
expenses to average
net assets                         0.65%*!           0.65%*             0.65%*!

Ratio of net
investment income
(loss) to average
net assets                         1.43%*!           1.37%*             1.65%*!

Portfolio
turnover
rate                               40.5%!           106.3%              58.4%!

Net assets,
end of period
(in thousands)                   $  2,276         $  2,414           $  2,312

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!    Annualized

* Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 12/31/03

The accompanying notes are an integral part of these financial statements.



Statement of Net Assets
T. Rowe Price Institutional Large-Cap Value Fund
June 30, 2002 (Unaudited)


                                                    Shares                Value
--------------------------------------------------------------------------------
                                                                   In thousands


Common Stocks  97.9%

CONSUMER DISCRETIONARY  12.3%

Automobiles  0.7%

Ford Motor                                             999      $            16
                                                                             16


Hotels, Restaurants & Leisure  2.6%

McDonald's                                           1,300                   37
Starwood Hotels & Resorts
  Worldwide, REIT                                      650                   21
                                                                             58


Household Durables  0.7%

Fortune Brands                                         300                   17
                                                                             17


Media  7.6%

AOL Time Warner *                                    2,350                   35
Disney                                               2,500                   47
Dow Jones                                              350                   17
Knight-Ridder                                          400                   25
Liberty Media, Class A *                             2,900                   29
Washington Post, Class B                                35                   19
                                                                            172


Specialty Retail  0.7%

Toys "R" Us *                                          900                   16
                                                                             16

Total Consumer Discretionary                                                279


CONSUMER STAPLES  5.7%

Food & Drug Retailing  0.7%

CVS                                                    500                   16
                                                                             16


Food Products  1.9%

Campbell Soup                                          650                   18
Kellogg                                                700                   25
                                                                             43


Household Products  1.7%

Clorox                                                 300                   12
Procter & Gamble                                       300                   27
                                                                             39


Tobacco  1.4%

Philip Morris                                          450                   20
UST                                                    400                   13
                                                                             33

Total Consumer Staples                                                      131


ENERGY  10.1%

Energy Equipment & Services  0.4%

Baker Hughes                                           300      $            10
                                                                             10


Oil & Gas  9.7%

Amerada Hess                                           300                   25
ChevronTexaco                                          550                   49
Exxon Mobil                                          2,500                  102
Marathon Oil                                           600                   16
Unocal                                                 750                   28
                                                                            220

Total Energy                                                                230


FINANCIALS  30.5%

Banks  10.6%

Bank of America                                        950                   67
Bank One                                             1,050                   41
FleetBoston Financial                                1,310                   42
KeyCorp                                              1,000                   27
Mellon Financial                                       800                   25
U.S. Bancorp                                         1,700                   40
                                                                            242


Diversified Financials  12.0%

American Express                                     1,400                   51
Citigroup                                            1,933                   75
Fannie Mae                                             350                   26
Franklin Resources                                     800                   34
J.P. Morgan Chase                                    1,300                   44
Merrill Lynch                                        1,050                   42
                                                                            272


Insurance  6.9%

Allstate                                               600                   22
American International Group                           250                   17
Aon                                                    600                   18
Chubb                                                  350                   25
Prudential *                                           800                   27
SAFECO                                                 850                   26
UnumProvident                                          850                   21
                                                                            156


Real Estate  1.0%

Simon Property Group, REIT                             650                   24
                                                                             24

Total Financials                                                            694


HEALTH CARE  5.6%

Pharmaceuticals  5.6%

Bristol-Myers Squibb                                 1,400      $            36
Merck                                                  900                   45
Schering-Plough                                      1,100                   27
Wyeth                                                  350                   18

Total Health Care                                                           126


INDUSTRIALS & BUSINESS
SERVICES  11.5%

Aerospace & Defense  4.5%

Honeywell International                              1,200                   42
Lockheed Martin                                        150                   11
Raytheon                                               550                   22
Rockwell Collins                                     1,000                   28
                                                                            103


Commercial Services & Supplies  2.2%

R.R. Donnelley                                         800                   22
Waste Management                                     1,100                   29
                                                                             51


Electrical Equipment  1.5%

Cooper Industries                                      850                   33
                                                                             33


Industrial Conglomerates  1.7%

3M                                                     250                   31
Tyco International                                     650                    9
                                                                             40


Machinery  0.6%

Pall                                                   700                   14
                                                                             14


Road & Rail  1.0%

Union Pacific                                          350                   22
                                                                             22

Total Industrials & Business Services                                       263


INFORMATION TECHNOLOGY  4.7%

Communications Equipment  1.2%

Corning *                                            2,350                    8
Motorola                                             1,300                   19
                                                                             27


Computers & Peripherals  1.5%

Hewlett-Packard                                      2,234                   34
                                                                             34


Semiconductor Equipment & Products  0.8%

Texas Instruments                                      800      $            19
                                                                             19


Software  1.2%

Microsoft *                                            500                   27
                                                                             27

Total Information Technology                                                107


MATERIALS  3.9%

Chemicals  2.8%

Dow Chemical                                           550                   19
DuPont                                                 500                   22
Hercules *                                           1,950                   23
                                                                             64


Paper & Forest Products  1.1%

International Paper                                    600                   26
                                                                             26

Total Materials                                                              90


TELECOMMUNICATION
SERVICES  8.1%

Diversified Telecommunication Services  8.1%

AT&T                                                 4,600                   49
BellSouth                                            1,100                   35
Qwest Communications
International *                                      4,400                   13
Sprint                                               1,250                   13
Verizon Communications                               1,850                   74
WorldCom *                                           1,300                    0

Total Telecommunication Services                                            184


UTILITIES  5.5%

Electric Utilities  2.6%

Constellation Energy Group                           1,200                   35
FirstEnergy                                            700                   24
                                                                             59


Gas Utilities  1.5%

El Paso Corporation                                    400                    8
NiSource                                             1,200                   26
                                                                             34


Multi-Utilities & Unregulated Power  1.4%

Duke Energy                                          1,000      $            31
                                                                             31

Total Utilities                                                             124

Total Common Stocks (Cost  $2,376)                                        2,228


Convertible Preferred
Stocks  0.8%

Ford Motor
  Capital Trust II                                     250                   14
Lucent Technologies, 144A                               10                    5

Total Convertible
Preferred Stocks (Cost  $23)                                                 19


Short-Term Investments  1.3%

Money Market Fund  1.3%

T. Rowe Price Reserve
  Investment Fund 1.95% #                           29,968                   30

Total Short-Term Investments
(Cost  $30)                                                                  30

Total Investments in Securities
100.0% of Net Assets (Cost $2,429)                              $         2,277

Other Assets Less Liabilities                                                (1)

NET ASSETS                                                      $         2,276
                                                                ---------------

Net Assets Consist of:

Undistributed net investment income (loss)                      $            17

Undistributed net realized gain (loss)                                       77

Net unrealized gain (loss)                                                 (152)

Paid-in-capital applicable to
232,353 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares of the
Corporation authorized                                                    2,334

NET ASSETS                                                      $         2,276
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $          9.80
                                                                ---------------
#    Seven-day yield

*    Non-income producing

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers-total of such securities at period-end amounts to $5 and represents 0.2% of net assets

REIT Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.



Statement of Operations
T. Rowe Price Institutional Large-Cap Value Fund
(Unaudited)
In thousands


                                                             6 Months
                                                                Ended
                                                              6/30/02

Investment Income (Loss)

Dividend income                                            $       25

Expenses
  Custody and accounting                                           44
  Legal and audit                                                   8
  Directors                                                         3
  Prospectus and shareholder reports                                1
  Miscellaneous                                                     2
  Reimbursed by manager                                           (50)
  Net expenses                                                      8
Net investment income (loss)                                       17


Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                             63

Change in net unrealized gain (loss) on securities               (218)

Net realized and unrealized gain (loss)                          (155)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $     (138)
                                                           ----------

The accompanying notes are an integral part of these financial statements.



Statement of Changes in Net Assets
T. Rowe Price Institutional Large-Cap Value Fund
(Unaudited)
In thousands


                                                  6 Months                 Year
                                                     Ended                Ended
                                                   6/30/02             12/31/01

Increase (Decrease) in Net Assets

Operations

  Net investment
  income (loss)                            $            17      $            33

  Net realized
  gain (loss)                                           63                  236

  Change in net
  unrealized
  gain (loss)                                         (218)                (167)

  Increase (decrease)
  in net assets
  from operations                                     (138)                 102


Distributions to shareholders

  Net investment income                                 --                  (33)

  Net realized gain                                     --                 (259)

  Decrease in net
  assets from
  distributions                                         --                 (292)


Capital share transactions*

  Distributions reinvested                              --                  292

  Increase (decrease) in
  net assets from capital
  share transactions                                    --                  292


Net Assets

Increase (decrease)
during period                                         (138)                 102

Beginning of period                                  2,414                2,312

End of period                              $         2,276      $         2,414
                                           ---------------      ---------------


*Share information

  Distributions reinvested                              --                   28

  Increase (decrease)
  in shares outstanding                                 --                   28

The accompanying notes are an integral part of these financial statements.



Notes to Financial Statements
T. Rowe Price Institutional Large-Cap Value Fund
June 30, 2002 (Unaudited)



NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Institutional Large-Cap Value Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 2000. The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued; income is a secondary objective.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $498,000 and $484,000, respectively, for the six months ended June 30, 2002.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2002.

     At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $2,429,000. Net unrealized loss aggregated $152,000 at period-end, of which $194,000 related to appreciated investments and $346,000 related to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.55% of the fund's average daily net assets.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through December 31, 2003, which would cause the fund's ratio of total expenses to average net assets to exceed 0.65%. Thereafter, through December 31, 2005, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $7,000 of management fees were not accrued by the fund for the six months ended June 30, 2002, and $50,000 of other fund expenses were borne by the manager. At June 30, 2002, unaccrued fees and other expenses in the amount of $179,000 remain subject to reimbursement by the fund through December 31, 2003, and $57,000 through December 31, 2005.

     In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $33,000 for the six months ended June 30, 2002, of which $6,000 were payable at period end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees.



T. Rowe Price Institutional Large-Cap Value Fund


About the Fund's Directors and Officers
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Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors



Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Other Directorships of Public Companies
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Calvin W. Burnett, Ph.D.        President, Coppin State College; Director,
(3/16/32)                       Provident Bank of Maryland
2001

Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company, real
2001                            estate developers

Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
1996

David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
1996                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.

F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
2001                            engineers

Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
1996                            Inc., The Rouse Company, and US Airways Group,
                                Inc.

John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
2001                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company

Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33)                        private investment company
1996

Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
1996                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
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*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.



Inside Directors


Officers


Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Other Directorships of Public Companies
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James A.C. Kennedy              Director and Vice President, T. Rowe Price and
(8/15/53)                       T. Rowe Price Group, Inc.
1997
[32]

James S. Riepe                  Director and Vice President, T. Rowe Price; Vice
(6/25/43)                       Chairman of the Board, Director, and Vice
1996                            President, T. Rowe Price Group, Inc.; Chairman
[98]                            of the Board and Director, T. Rowe Price Global
                                Asset Management Limited, T. Rowe Price
                                Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Chairman of the
                                Board, Institutional Equity Funds

M. David Testa                  Vice Chairman of the Board, Chief Investment
(4/22/44)                       Officer, Director, and Vice President, T. Rowe
1996                            Price Group, Inc.; Chief Investment Officer,
[98]                            Director, and Vice President, T. Rowe Price;
                                Director, T. Rowe Price Global Asset Management
                                Limited; Vice President and Director, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                Global Investment Services Limited and T. Rowe
                                Price International, Inc.; President,
                                Institutional Equity Funds
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*Each inside director serves until the election of a successor.



Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
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Preston G. Athey (7/17/49)              Vice President, T. Rowe Price, T. Rowe
Vice President,                         Price Group, Inc., and T. Rowe Price
Institutional Equity Funds              Trust Company

Brian W.H. Berghuis (10/12/58)          Vice President, T. Rowe Price and
Executive Vice President,               T. Rowe Price Group, Inc.
Institutional Equity Funds

Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer, Institutional                Price Group, Inc., and T. Rowe Price
Equity Funds                            Investment Services, Inc.

Kara Cheseby (10/9/63)                  Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
Equity Funds

Anna M. Dopkin (9/5/67)                 Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
Equity Funds

Henry H. Hopkins (12/23/42)             Director and Vice President, T. Rowe
Vice President, Institutional           Price Group, Inc.; Vice President,
Equity Funds                            T. Rowe Price, T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Retirement Plan Services, Inc.; Vice
                                        President and Director, T. Rowe Price
                                        Investment Services, Inc., T. Rowe Price
                                        Services, Inc., and T. Rowe Price Trust
                                        Company

J. Jeffrey Lang (1/10/62)               Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Trust Company
Equity Funds

John D. Linehan (1/21/65)               Vice President, T. Rowe Price, T. Rowe
Vice President, Institutional           Price Group, Inc., and T. Rowe Price
Equity Funds                            International, Inc.

Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, Institutional                and T. Rowe Price Investment Services,
Equity Funds                            Inc.

Gregory A. McCrickard (10/19/58)        Vice President, T. Rowe Price, T. Rowe
Executive Vice President,               Price Group, Inc., and T. Rowe Price
Institutional Equity Funds              Trust Company

David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller, Institutional               Price Group, Inc., and T. Rowe Price
Equity Funds                            Trust Company

Joseph M. Milano (9/14/72)              Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
Equity Funds

Charles G. Pepin (4/23/66)              Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
Equity Funds

Brian C. Rogers (6/27/55)               Director and Vice President, T. Rowe
Executive Vice President,               Price Group, Inc.; Vice President,
Institutional Equity Funds              T. Rowe Price and T. Rowe Price Trust
                                        Company

Robert W. Sharps (6/10/71)              Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
Equity Funds

Robert W. Smith (4/11/61)               Vice President, T. Rowe Price, T. Rowe
Executive Vice President,               Price Group, Inc., and T. Rowe Price
Institutional Equity Funds              International, Inc.

Michael F. Sola (7/21/69)               Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
Equity Funds

John F. Wakeman (11/25/62)              Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
Equity Funds

David J. Wallack (7/2/60)               Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
Equity Funds

Richard T. Whitney (5/7/58)             Vice President, T. Rowe Price, T. Rowe
Vice President, Institutional           Price Group, Inc., T. Rowe Price Trust
Equity Funds                            Company, and T. Rowe Price
                                        International, Inc.

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Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe
Price International for at least five years.